GOODRICH CORPORATION                                                 EXHIBIT 21

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              --------------------
Goodrich Corporation (Registrant;
  there are no parents of the registrant)                               New York
   Air-Science Engineering, Inc.                                        Arizona                        100.00
   Coltec Industries Inc                                                Pennsylvania                   100.00
       AMI Industries, Inc.                                             Colorado                       100.00
        AMI Industries FSC, Inc.                                        Virgin Islands                 100.00
       CII Holdings Inc                                                 Delaware                       100.00
        Coltec Canada Inc                                               Delaware                        89.00
         Coltec Aerospace Canada Ltd                                    Ontario, Canada                100.00
          Coltec Luxembourg S.A.                                        Luxembourg                     100.00
          Goodrich Krosno Ltd                                           Poland                         100.00
        Coltec (Great Britain) Limited                                  United Kingdom                  15.00
        Coltec Industries France SAS                                    France                          25.00
          Liard S.A.                                                    France                         100.00
          Cefilac S.A.                                                  France                         100.00
     Coltec Automotive Inc                                              Delaware                       100.00
     Coltec do Brasil Produtos Industrias Ltda.                         Brazil                          89.00
     Coltec (Great Britain) Limited                                     United Kingdom                  85.00
        Delavan Limited                                                 United Kingdom                 100.00
           Delavan European Marketing Company Limited                   United Kingdom                 100.00
            Delavan Watson Limited                                      United Kingdom                 100.00
                H. T. Watson Limited                                    United Kingdom                 100.00
       Garlock (Great Britain) Limited                                  United Kingdom                 100.00
     Coltec Holdings Inc                                                Delaware                       100.00
     Coltec Industries International Inc                                Barbados                       100.00
     Coltec Industries Korea Inc                                        Korea                           89.00
     Coltec Industries Pacific Pte Ltd                                  Singapore                      100.00
     Coltec International Services Co                                   Delaware                       100.00
       Coltec do Brasil Produtos Industrias Ltda.                       Brazil                          11.00
       Coltec Industries Korea Inc                                      Korea                           11.00
       Coltec Productos y Servicios S.A. de C.V.                        Mexico                          25.00
     Coltec North Carolina Inc                                          North Carolina                 100.00
        CNC Finance LLC                                                 North Carolina                 100.00
     Coltec Productos y Servicios S.A. de C.V.                          Mexico                          75.00
     Coltec Technical Services Inc                                      Delaware                       100.00
     Crucible Materials Corp.                                           Delaware                       100.00
     Delavan Inc.                                                       Delaware                       100.00
     EnPro Industries, Inc.                                             North Carolina                 100.00
     EXH Automotive Holdings, Inc.                                      Delaware                       100.00
     FSS Divestiture Corp.                                              Delaware                       100.00
     Garlock Sealing Technologies LLC                                   Delaware                       100.00
       Coltec Industrial Products LLC                                   Delaware                       100.00
       Garlock Bearings LLC                                             Delaware                        96.30
       Garlock International Inc                                        Delaware                       100.00
        Garlock of Canada Ltd.                                          Ontario, Canada                100.00
        Garlock de Mexico, S.A. de C.V.                                 Mexico                          65.70

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              --------------------
        Garlock Overseas Corporation                                    Delaware                       100.00
         Stemco Truck Products Pty Limited                              Australia                      100.00
        Garlock Pty Limited                                             Australia                       80.00
        Garlock S.A.                                                    Panama                         100.00
        Jamco Products, LLC                                             Texas                          100.00
        Louis Mulas Sucs, S.A. de C.V.                                  Mexico                          67.30
        Mainland Sealing Products, LLC.                                 North Carolina                 100.00
        Stemco LLC                                                      Delaware                       100.00
     Garrison Litigation Management Group, Ltd.                         Delaware                        50.00
        The Anchor Packing Company                                      Delaware                       100.00
     Glacier Garlock Bearings, Inc.                                     Delaware                       100.00
        Glacier do Brasil Limitada                                      Brazil                         100.00
        GIB Germany GmbH                                                Germany                        100.00
             GIB Verwaltungsgesellschaft GmbH                           Germany                        100.00
       GIB Germany GmbH                                                 Germany                        100.00
       GIB Italy Srl                                                    Italy                          100.00
       GIB Switzerland                                                  Switzerland                    100.00
       Glacier Bearing                                                  Netherlands                    100.00
            GIB Netherlands                                             Netherlands                    100.00
            GIB Belgium                                                 Belgium                        100.00
       GIB Slovak                                                       Slovakia                       100.00
       GIB Austria                                                      Austria                        100.00
        GIB Holdings UK Limited                                         United Kingdom                 100.00
         GIB GB Limited                                                 United Kingdom                 100.00
       Coltec Holdings SARL                                             France                         100.00
             Coltec Bearings SARL                                       France                         100.00
     Goodrich Pump and Engine Control Systems, Inc.                     Delaware                       100.00
     Haber Tool Company                                                 Michigan                       100.00
     Holley Automotive Systems GmbH                                     Germany                         85.00
       Garlock GmbH                                                     Germany                        100.00
       Coltec Industries France SAS                                     France                          75.00
         Cefilac, S.A.                                                  France                         100.00
         Liard S.A.                                                     France                         100.00
     Menasco Aerosystems Inc                                            Delaware                       100.00
     QFM Sales and Services, Inc.                                       Delaware                       100.00
     Salt Lick Railroad Company                                         Pennsylvania                   100.00
     Walbar Inc                                                         Delaware                       100.00
       Coltec Canada Inc                                                Delaware                        11.00
   Delfzijl Resin C.V.                                                  The Netherlands                 99.00
   First Charter Insurance Company                                      Vermont                        100.00
   FMQ Sales and Services Inc.                                          Delaware                       100.00
   Freedom Textile Chemical Company (South Carolina), Inc.              Delaware                       100.00

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              --------------------
   GKS, Inc.                                                            Delaware                       100.00
     HEJ Holding, Inc.                                                  Delaware                        39.70
       Goodrich TMM Luxembourg                                          The Netherlands                100.00
         Goodrich XCH Luxembourg                                        The Netherlands                100.00
           Goodrich Luxembourg SARL                                     Luxembourg                     100.00
              Goodrich Holding S.A.                                     France                         100.00
               Goodrich Aerospace Europe S.A.                           France                         100.00
              Goodrich Aerospace Services S.A.                          France                         100.00
               Rosemount Aerospace S.A.R.L.                             France                         100.00
              Goodrich Capital                                          Gibraltar                      100.00
              Goodrich Ltd.                                             United Kingdom                 100.00
               Goodrich Holding UK Limited                              United Kingdom                 100.00
                 A-Chem (U.K.) Limited                                  United Kingdom                 100.00
                 Goodrich Aerospace UK Limited                          United Kingdom                 100.00
                 Goodrich Landing Systems Services Limited              United Kingdom                 100.00
                 Rohr Aero Services Limited                             United Kingdom                 100.00
                 Rosemount Aerospace Limited                            United Kingdom                 100.00
                 Simmonds Precision Limited                             United Kingdom                 100.00
              Goodrich Holding GmbH                                     Germany                        100.00
               Rosemount Aerospace GmbH                                 Germany                        100.00
   Goodrich Aerospace Systems Private Limited                           India                          100.00
   Goodrich Aerospace Asia-Pacific, Limited                             Hong Kong                       51.00
   Goodrich Aerospace Component
     Overhaul & Repair, Inc.                                            Delaware                       100.00
   Goodrich Aviation Technical Services, Inc.                           Washington                     100.00
   Goodrich Aerospace Pte. Ltd.                                         Singapore                      100.00
   Goodrich Aerospace Pty. Limited                                      Australia                      100.00
   Goodrich Avionics Systems, Inc.                                      Delaware                       100.00
   Goodrich Finance LLC                                                 Delaware                       100.00
   Goodrich FlightSystems, Inc.                                         Ohio                           100.00
   Goodrich Japan, Ltd.                                                 Japan                          100.00
   Goodrich Lighting Systems, Inc.                                      Florida                        100.00
   Goodrich Lighting Systems Europe, Inc.                               Delaware                       100.00
     Goodrich Hella Aerospace Lighting GmbH & Co. KG                    Germany                        100.00
       Goodrich Hella Aero Lighting Systems Holding GmbH                Germany                         95.00
       Goodrich Liegenschaften GmbH                                     Germany                        100.00
     Goodrich Verwaltungs GmbH                                          Germany                        100.00
     Hella Aerospace Holding, Inc. (LLC)                                Delaware                       100.00
       Hella Aerospace LLC                                              Delaware                        60.00
   Goodrich Performance Materials (Singapore) Pte Ltd                   Singapore                      100.00

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              --------------------
   HEJ Holding, Inc.                                                    Delaware                        42.40
     Goodrich TMM Luxembourg                                            The Netherlands                100.00
        Goodrich XCH Luxembourg                                         The Netherlands                100.00
         Goodrich Luxembourg SARL                                       Luxembourg                     100.00
           Goodrich Holding S.A.                                        France                         100.00
            Goodrich Aerospace Europe S.A.                              France                         100.00
           Goodrich Aerospace Services S.A.                             France                         100.00
            Rosemount Aerospace S.A.R.L.                                France                         100.00
           Goodrich Capital                                             Gibraltar                      100.00
              Goodrich Ltd.                                             United Kingdom                 100.00
              Goodrich Holding UK Limited                               United Kingdom                 100.00
                A-Chem (U.K.) Limited                                   United Kingdom                 100.00
                Goodrich Aerospace UK Limited                           United Kingdom                 100.00
                Goodrich Landing Systems Services Limited               United Kingdom                 100.00
                Rohr Aero Services Limited                              United Kingdom                 100.00
                Rosemount Aerospace Limited                             United Kingdom                 100.00
                Simmonds Precision Limited                              United Kingdom                 100.00
           Goodrich Holding GmbH                                        Germany                        100.00
            Rosemount Aerospace GmbH                                    Germany                        100.00
   Inrich Corporation                                                   New York                       100.00
   International Goodrich Technology Corporation                        Delaware                       100.00
       Goodrich FSC, Inc.                                               Barbados                       100.00
   Ithaco Space Systems Inc.                                            Delaware                       100.00
   JcAir, Inc.                                                          Kansas                         100.00
   JMSI Corporation                                                     Delaware                       100.00
     Delfzijl Resin C.V.                                                The Netherlands                  1.00
     ALA Corporation                                                    Delaware                       100.00
     CMK Corporation                                                    Delaware                       100.00
   Kalama Specialty Chemical, Inc.                                      Washington                     100.00
   Kinsman Road Realty Corporation                                      Ohio                           100.00
   Rohr, Inc.                                                           Delaware                       100.00
     Goodrich Aerospace Europe, Inc.                                    Delaware                       100.00
       Goodrich Aerospace Europe GmbH                                   Germany                        100.00
     RE Components Inc.                                                 Delaware                       100.00
     Rohr Aero Services-Asia Pte. Ltd.                                  Singapore                       70.00
     Rohr Finance Corporation                                           Delaware                       100.00
     Rohr Foreign Sales Corporation                                     Guam                           100.00
     Rohr, Inc.                                                         Maine                          100.00
     Rohr International Sales Corporation                               Delaware                       100.00
     Rohr International Service Corporation                             Delaware                       100.00
     Rohr Industries, Inc.                                              Kentucky                       100.00
     Rohr Southern Industries, Inc.                                     Delaware                       100.00
     Tolo Incorporated                                                  California                     100.00
     Rohr Aero Services, Inc.                                           Delaware                       100.00
       Rohr Aero Services Europe                                        France                          99.998
   Rosemount Aerospace Inc.                                             Delaware                       100.00
   Safeway Products Inc.                                                Connecticut                    100.00

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              --------------------
   Siltown Realty, Inc.                                                 Alabama                        100.00
   Simmonds Precision Products, Inc.                                    New York                       100.00
     Simmonds Precision Engine Systems, Inc.                            New York                       100.00
     Simmonds Precision Motion Controls, Inc.                           New Jersey                     100.00
   TSA Holdings Inc.                                                    Delaware                       100.00
     TSA-rina Holding B.V.                                              The Netherlands                100.00
       Prosytec S.A.                                                    France                         100.00
         Prosytec Italia S.R.L.                                         Italy                          100.00
   Universal Propulsion Company, Inc.                                   Delaware                       100.00
     Advanced Egress Systems, Inc.                                      Delaware                       100.00
     AESI/ZVEZDA                                                        Delaware                       100.00
   BFGoodrich Capital                                                   Statutory trust
                                                                         in Delaware                   100.00

All of the above subsidiaries are included in the 2001 consolidated financial statements.

The Registrant also owns 50% of Goodrich - Messier, Inc., incorporated in Delaware; 50% of Messier - Goodrich S.A., incorporated in France; 50% of Telenor S.A., incorporated in France; First Charter Insurance Company owns 4.35% of Tortuga Casualty Co. and 5.56% of United Insurance Co., both incorporated in the Caymans and 33.3% of Wrenford Insurance Co., incorporated in Bermuda; and also holds a 3.8% ownership interest in Cordiem, Inc., incorporated in Delaware and a 3.8% ownership interest in Cordiem, LLC, incorporated in Delaware.